UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                   FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) October 2, 2009


                              SKYVIEW HOLDINGS CORP.
               (Exact name of registrant as specified in its charter)


                          Commission file number 000-52480


Delaware                                                          35-2287663
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)

68 Skyview Terrace
Clifton, New Jersey                                                   07011
(Address of principal                                            (Zip Code)
executive offices)


Registrant's  telephone number, including area code:    (973) 523-0835

                         Not applicable
   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective as of October 2, 2009, Kempisty & Company, Certified Public Accountants, P.C. ("Kempisty & Company") resigned as the principal independent accountants of Skyview Holdings Corp. (the "Company"). Kempisty & Company had audited the financial statements of the Company
for the year ended December 31, 2007.   The Company has not filed
financial statements for the year ended December 31, 2008 and Kempisty & Company has not issued a report in connection therewith.

For the year ended December 31, 2007, the report of the former independent accountants, Kempisty & Company, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except calling into question our ability continue as a going concern. We cannot provide such information with respect to the financial statements for the year ended December 31, 2008 insofar that there is not an audit report which has been issued in connection therewith.

During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events of the nature described in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

The Company has requested Kempisty & Company to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 29, 2009, is filed as Exhibit 16.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:
                                                                  Page

     16.1 Letter of Kempisty & Company,
          Certified Public Accountants, P.C.,
          dated  October 29, 2009                                   4

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SKYVIEW HOLDINGS CORP.
                                   (Registrant)


Dated: October 29, 2009        By: /s/ Donald R. McKelvey
                                   Donald R. McKelvey,
                                   President